 INDEX                                                          EXHIBIT 4
 TO
 FINANCIAL STATEMENTS                                             Page
                                                                 Number

 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

 Consolidated Balance Sheets - Per Books and Pro Forma
   as of September 30, 1995                                      2 - 3

 Consolidated Statement of Income for the Twelve Months Ended
   September 30, 1995                                              4

 Consolidated Statement of Retained Earnings for the Twelve
   Months Ended September 30, 1995                                 5

 Statements of Long-Term Debt Outstanding as of September 30,
   1995                                                          6 - 9

 Statements of Preferred Stock Outstanding as of September 30,
   1995                                                            10

 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

 Balance Sheets - Per Books and Pro Forma as of September 30,
   1995                                                            11

 Statement of Income for the Twelve Months Ended September 30,
   1995                                                            12


 PUBLIC SERVICE COMPANY OF OKLAHOMA

 Balance Sheets - Per Books and Pro Forma as of September 30,
   1995                                                         13 - 14

 Statement of Income for the Twelve Months Ended September 30,
   1995                                                            15

 Statement of Retained Earnings for the Twelve Months Ended
   September 30, 1995                                              16


 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS                           17

 STATEMENT OF CHANGES                                              18

 CAPITALIZATION RATIOS - Per books and Pro forma                   19

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                        20

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)

                                                 Per      Pro Forma      Pro
                                                Books    Adjustments    Forma
                                             --------    --------    --------
 ASSETS

 PLANT
   Electric utility
     Production                                  $5,851                  $5,851
     Transmission                                 1,442                   1,442
     Distribution                                 2,641                   2,641
     General                                        807                     807
     Construction work in progress                  441        (1.5)        440
     Nuclear fuel                                   164                     164
   Gas                                              840                     840
   Other diversified                                 17                      17
                                               --------    --------    --------
                                                 12,203        (1.5)     12,202
   Less - Accumulated depreciation                4,146                   4,146
                                               --------    --------    --------
                                                  8,057        (1.5)      8,056
                                               --------    --------    --------
 CURRENT ASSETS
   Cash and temporary cash investments               61                      61
   Accounts receivable                            1,006                   1,006
   Materials and supplies, at average cost          169                     169
   Electric fuel inventory, substantially at
      average cost                                  133                     133
   Gas inventory/products for resale                 28                      28
   Accumulated deferred income taxes                 34                      34
   Prepayments and other                             52                      52
                                               --------    --------    --------
                                                  1,483                   1,483
                                               --------    --------    --------
 DEFERRED CHARGES AND OTHER ASSETS
   Deferred plant costs                             515                     515
   Mirror CWIP asset - net                          314                     314
   Other non-utility investments                    328         3.5         332
   Income tax related regulatory assets, net        278                     278
   Other                                            321                     321
                                               --------    --------    --------
                                                  1,756         3.5       1,760
                                               --------    --------    --------
                                                $11,296         2.0     $11,298

                                               ========    ========    ========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)




                                                 Per      Pro Forma      Pro
                                                Books    Adjustments    Forma
                                              --------    --------    --------
 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Common Stock Equity -
     Common stock, $3.50 par value,
     authorized 350,000,000 shares;
     issued and outstanding 192,300,000
     shares                                        $673                    $673
     Paid-in capital                                597                     597
     Retained earnings                            1,914                   1,914
                                               --------    --------    --------
     Total Common Stock Equity                    3,184                   3,184

   Preferred stock
     Not subject to mandatory redemption            292                     292
     Subject to mandatory redemption                 34                      34
   Long-term debt                                 3,001                   3,001
                                               --------    --------    --------
     Total Capitalization                         6,511                   6,511
                                               --------    --------    --------
 CURRENT LIABILITIES
   Long-term debt/preferred stock
     due within twelve months                        32                      32
   Short-term debt                                  758         2.0         760
   Short-term debt - CSW Credit                     786                     786
   Accounts payable                                 253                     253
   Accrued taxes                                    167                     167
   Accrued interest                                  70                      70
   Refund due customers                              22                      22
   Over-recovered fuel costs                         35                      35
   Other                                            124                     124
                                               --------    --------    --------
                                                  2,247         2.0       2,249
                                               --------    --------    --------
DEFERRED CREDITS
   Income taxes                                   2,111                   2,111
   Investment tax credits                           309                     309
   Mirror CWIP liability and other                  118                     118
                                               --------    --------    --------
                                                  2,538                   2,538
                                               --------    --------    --------
                                                $11,296         2.0     $11,298
                                               ========    ========    ========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)



 OPERATING REVENUES                                    $3,456
                                                     --------
 OPERATING EXPENSES AND TAXES
   Fuel and purchased power                             1,040
   Gas purchased for resale                               277
   Gas extraction and marketing                           110
   Other operating                                        536
   Charges for terminated merger                           42
   Maintenance                                            165
   Depreciation and amortization                          372
   Taxes, other than federal income                       184
   Federal income taxes                                    93
                                                     --------
                                                        2,819
                                                     --------
 OPERATING INCOME                                         637
                                                     --------
 OTHER INCOME AND DEDUCTIONS
   Mirror CWIP liability amortization                      48
   Other                                                   63
                                                     --------
                                                          111

 INCOME BEFORE INTEREST CHARGES                           748
                                                     --------
 INTEREST CHARGES
   Interest on long-term debt                             227
   Interest on short-term debt and other                   99
                                                     --------
                                                          326
                                                     --------

 NET INCOME                                               422

   Preferred stock dividends                               18
                                                     --------
 NET INCOME FOR COMMON STOCK                             $404
                                                     ========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)



 RETAINED EARNINGS AT SEPTEMBER 30, 1994               $1,841

 Add: Net income for common stock                         404
                                                     --------
                                                        2,245

 Deduct: Common stock dividends                           328
               True-up of prior period liability            3
                                                     --------
 RETAINED EARNINGS AT SEPTEMBER 30, 1995               $1,914
                                                     ========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)


 CENTRAL POWER AND LIGHT COMPANY
  First mortgage bonds -
 Series J, 6-5/8%, due January 1, 1998                     28
 Series L, 7%, due February 1, 2001                        36
 Series T, 7-1/2%, due December 15, 2014                  112
 Series AA, 7-1/2%,  due March 1, 2020                     50
 Series BB, 6%, due  October 1, 1997                      200
 Series CC, 7-1/4%,  due October 1, 2004                  100
 Series DD, 7-1/8%,  due December 1, 1999                  25
 Series EE, 7-1/2%,  due December 1, 2002                 115
 Series FF, 6-7/8%,  due February 1, 2003                  50
 Series GG, 7-1/8%,  due February 1, 2008                  75
 Series HH, 6%, due  April 1, 2000                        100
 Series II, 7-1/2%,  due April 1, 2023                    100
 Series JJ, 7-1/2%,  due May 1, 1999                      100
 Series KK, 6-5/8%,  due July 1, 2005                     200

Installment sales agreements -
   Pollution control bonds
     Series 1974  7-1/8%, due June 1, 2004                  8
     Series 1977  6%, due November 1, 2007                 34
     Series 1984  7-7/8%, due September 15, 2014            6
     Series 1986  7-7/8%, due December 1, 2016             60
     Series 1993  6%, due July 1, 2028                    120
     Series 1995  6-1/10%, due July 28, 2028              101
Unamortized discount                                       (6)
Unamortized costs of reacquired debt                      (97)
Amount to be redeemed within one year                       1
                                                     --------
                                                       $1,518
                                                     --------

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING (Continued)
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)



 PUBLIC SERVICE COMPANY OF OKLAHOMA
 First mortgage bonds -
   Series J, 5-1/4%, due March 1, 1996                    $25
   Series K, 7-1/4%, due January 1, 1999                   25
   Series L, 7-3/8%, due March 1, 2002                     30
   Series S, 7-1/4%, due July 1, 2003                      65
   Series T, 7-3/8%, due December 1, 2004                  50
   Series U, 6-1/4%, due April 1, 2003                     35
   Series V, 7-3/8%, due April 1, 2023                    100
   Series W, 6-1/2%, due June 1, 2005                      50
 Installment sales agreements -
   Pollution control bonds
     Series A, 5.9%, due December 1, 2007                  35
     Series 1984 7-7/8, due December 15, 2014              13
 Unamortized discount                                      (5)
 Unamortized costs of reacquired debt                     (19)
 Amount to be redeemed within one year                    (25)
                                                     --------
                                                         $379
                                                     --------

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING (Continued)
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)

 SOUTHWESTERN ELECTRIC POWER COMPANY
 First mortgage bonds -
   Series V, 7-3/4%, due June 1, 2004                     $40
   Series W, 6-1/8%, due December 1, 1999                  40
   Series X, 7%, due September 1, 2007                     90
   Series Y, 6-5/8%, due February 1, 2003                  55
   Series Z, 7-1/4%, due July 1, 2023                      45
   Series  AA, 5-1/4%, due April 1, 2000                   45
   Series  BB, 6-7/8%, due October 1, 2025                 80
   1976 Series A, 6.2%, due November 1, 2006                7
   1976 Series B, 6.2%, due November 1, 2006                1
 Installment sales agreements -
   Pollution control bonds
     1978 Series A, 6%, due January 1, 2008                14
     Series 1986, 8.2%, due July 1, 2014                   82
     1991 Series A, 8.2%, due August 1, 2011               17
     1991 Series B, 6.9%, due November 1, 2004             12
     Series 1992, 7.6%, due January 1, 2019                54
 Bank loan, variable rate, due June 15, 2000               50
 Railcar lease obligations                                 14
 Unamortized discount and premium                          (3)
 Unamortized costs of reacquired debt                     (44)
 Amount to be redeemed within one year                     (4)
                                                     --------
                                                         $595
                                                     --------
 WEST TEXAS UTILITIES COMPANY
 First mortgage bonds -
   Series 0, 9-1/4%, due December 1, 2019                 $53
   Series P, 7-3/4%, due July 1, 2007                      25
   Series Q, 6-7/8%, due October 1, 2002                   35
   Series R, 7%, due October 1, 2004                       40
   Series S, 6-1/8%, due February 1, 2004                  40
   Series T, 7-1/2%, due April 1, 2000                     40
 Installment sales agreement -
   Pollution control bonds
   Series 1984, 7-7/8%, due September 15, 2014             44
 Unamortized discount and premium                          (1)
 Unamortized costs of reacquired debt                     (26)
 Amount to be redeemed within one year                     (1)
                                                     --------
                                                         $249
                                                     --------

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF LONG-TERM DEBT OUTSTANDING (Continued)
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (millions)

 TRANSOK, INC.
 Note payable, 8.960%, due April 17, 2017                 $15
 Note payable, 8.280%, due April 16, 2007                   3
 Note payable, 8.130%, due April 16, 2002                   3
 Note payable, 8.125%, due April 22, 2002                  17
 Note payable, 8.900%, due May 21, 2012                     5
 Note payable, 7.810%, due May 20, 1999                     3
 Note payable, 8.250%, due May 20, 2004                     1
 Note payable, 8.170%, due May 22, 2003                     2
 Note payable, 7.750%, due May 21, 1999                     5
 Note payable, 8.170%, due May 28, 2004                     2
 Note payable, 8.280%, due June 3, 2003                     4
 Note payable, 8.340%, due June 2, 2004                     2
 Note payable, 8.350%, due August 27, 2012                  5
 Note payable, 7.350%, due August 26, 2002                  5
 Note payable, 7.330%, due August 26, 2002                  1
 Note payable, 7.320%, due August 28, 2002                 14
 Note payable, 6.750%, due December 1, 1999                15
 Note payable, 7.800%, due March 1, 2004                   10
 Note payable, 7.770%, due March 1, 2004                    3
 Note payable, 7.780%, due December 15, 2004                2
 Note payable, 7.730%, due December 15, 2004                1
 Note payable, 7.670%, due March 1, 2004                    1
 Note payable, 7.650%, due May 15, 2002                     5
 Note payable, 7.650%, due May 15, 2002                     5
 Note payable, 7.650%, due December 23, 2003               11
 Note payable, 6.850%, due March 18, 2005                   1
 Note payable, 6.850%, due March 18, 2005                   1
 Note payable, 6.900%, due March 1, 2005                    6
 Note payable, 6.990%, due March 24, 2005                   5
 Note payable, 6.860%, due March 28, 2005                  12
 Note payable, 7.750%, due April 24, 2023                  10
 Note payable, 6.840%, due April 25, 2005                   3
 Note payable, 7.750%, due April 26, 2023                   5
 Note payable, 6.810%, due April 26, 2003                   7
 Note payable, 6.600%, due April 29, 2003                   2
 Note payable, 6.710%, due April 30, 2004                   1
 Note payable, 6.930%, due May 5, 2005                      1
 Note payable, 7.070%, due May 5, 2008                      1
 Note payable, 7.000%, due January 12, 2004                 5
                                                     --------
                                                         $200
 CENTRAL AND SOUTH WEST SERVICES, INC.               --------
   Term loan facility, Variable rate, due
     December 1, 2001                                      60
                                                     --------
                                                          $60
                                                     --------
   TOTAL CONSOLIDATED                                  $3,001
                                                     ========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 STATEMENT OF PREFERRED STOCK OUTSTANDING
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)


 NOT SUBJECT TO MANDATORY REDEMPTION

 CENTRAL POWER AND LIGHT COMPANY
   4.00% Series,   100,000 shares                         $10
   4.20% Series,    75,000 shares                           8
   7.12% Series,   260,000 shares                          26
   8.72% Series,   500,000 shares                          50
   Auction Money Market,   750,000 shares                  75
   Auction Series A,  425,000 shares                       42
   Auction Series B,  425,000 shares                       42
   Issuance expense                                        (3)
                                                     --------
                                                         $250
                                                     --------
 PUBLIC SERVICE COMPANY OF OKLAHOMA

   4.00% Series,    97,900 shares                         $10
   4.24% Series,   100,000 shares                          10
                                                     --------
                                                          $20
                                                     --------
 SOUTHWESTERN ELECTRIC POWER COMPANY

   5.00% Series,    75,000 shares                          $8
   4.65% Series,    25,000 shares                           2
   4.28% Series,    60,000 shares                           6
                                                     --------
                                                          $16
                                                     --------
 WEST TEXAS UTILITIES COMPANY
   4.40% Series,    60,000 shares                           6
                                                     --------
 Total Consolidated                                      $292
                                                     ========
 SUBJECT TO MANDATORY REDEMPTION

   SOUTHWESTERN ELECTRIC POWER COMPANY
     6.95% Series, 364,000 shares                         $36
     Amount to be redeemed within one year                 (2)
                                                     --------
     Total Consolidated                                   $34
                                                     ========

 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)



                                                 Per      Pro Forma      Pro
                                                Books    Adjustments    Forma
                                              --------    --------    --------
 ASSETS
   Electric Utility
     General                                        $4                      $4
   Less - Accumulated depreciation                  (1)                     (1)
                                              --------    --------    --------
 NET PLANT                                           3                       3

 INVESTMENTS IN COMMON STOCK
   OF SUBSIDIARY COMPANIES (at equity)           3,396                   3,396
                                              --------    --------    --------

 CURRENT ASSETS
   Cash and temporary cash investments              28                      28
   Advances to affiliates                          323         2.0         325
   Accounts receivable - Affiliated                199                     199
   Prepayments and other                            13                      13
                                              --------    --------    --------
                                                   563         2.0         565
                                              --------    --------    --------
 DEFERRED CHARGES AND OTHER ASSETS                  50                      50
                                              --------    --------    --------
                                                $4,012        $2.0      $4,014
                                              ========    ========    ========


 COMMON STOCK EQUITY
   Common stock, $3.50 par value;
     authorized 350,000,000 shares;
     issued and outstanding 192,300,000
     shares                                       $673                    $673
   Paid-in capital                                 597                     597
   Retained earnings                             1,914                   1,914
                                              --------    --------    --------
      Total capitalization                       3,184                   3,184
                                              --------    --------    --------
 CURRENT LIABILITIES
   Short-term debt                                 758         2.0         760
   Accounts payable and other                       40                      40
                                              --------    --------    --------
                                                   798         2.0         800
                                              --------    --------    --------
 DEFERRED CREDITS                                   30                      30
                                              --------    --------    --------
                                                $4,012        $2.0      $4,014
                                              ========    ========    ========

 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1995
 UNAUDITED
 (Millions)


 INCOME

   Equity in earnings of subsidiaries
     Central Power and Light Company                     $195
     Public Service Company of Oklahoma                    86
     Southwestern Electric Power Company                  122
     West Texas Utilities Company                          38
     Transok, Inc.                                         25
     CSW Credit, Inc.                                       7
     CSW Energy, Inc.                                       8
     CSW Leasing, Inc.                                      1
     CSW International, Inc.                               (3)
     CSW Communications, Inc.                              (1)
     Central and South West Services, Inc.                  0
   Other Income                                            40
                                                     --------
                                                         $518
                                                     --------

 EXPENSES AND TAXES

    General and administrative expenses                    81
    Interest expense                                       51
    Federal income taxes                                  (20)
   Other                                                    2
                                                     --------
                                                          114
                                                     --------
 NET INCOME                                              $404
                                                     ========

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (Thousands)


                                                 Per      Pro Forma      Pro
                                                Books    Adjustments    Forma
                                              --------    --------    --------
 ASSETS

 ELECTRIC UTILITY PLANT
    Production                                $925,006                $925,006
    Transmission                               358,514                 358,514
    Distribution                               699,033                 699,033
    General                                    162,067                 162,067
    Construction work in progress               84,045      (1,500)     82,545
                                             ---------    --------   ---------
                                             2,228,665      (1,500)  2,227,165
    Less - Accumulated depreciation            909,731                 909,731
                                             ---------    --------   ---------
                                             1,318,934      (1,500)  1,317,434
                                             ---------    --------   ---------
 CURRENT ASSETS
    Cash and temporary cash investments          3,097                   3,097
    Accounts receivable                         18,864                  18,864
    Materials and supplies, at average cost     41,713                  41,713
    Fuel inventory, at LIFO cost                26,464                  26,464
    Accumulated deferred income taxes            7,125                   7,125
    Prepayments                                  1,865                   1,865
                                             ---------    --------   ---------
                                                99,128                  99,128
                                             ---------    --------   ---------
 DEFERRED CHARGES AND OTHER ASSETS              57,687       3,500      61,187
                                             ---------    --------   ---------
                                            $1,475,749      $2,000  $1,477,749
                                             =========    ========   =========

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1995
 UNAUDITED
 (Thousands)


                                                 Per      Pro Forma      Pro
                                                Books    Adjustments    Forma
                                              --------    --------    --------
 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $15 par value;
     authorized 11,000,000 shares;
     issued 10,482,000 shares;
     outstanding 9,013,000 shares             $157,230                $157,230
    Paid-in capital                            180,000                 180,000
    Retained earnings                          162,300                 162,300
                                             ---------    --------   ---------
      Total common stock equity                499,530                 499,530


    Preferred stock                             19,826                  19,826
    Long-term debt                             378,876                 378,876
                                             ---------    --------   ---------
      Total capitalization                     898,232                 898,232
                                             ---------    --------   ---------

 CURRENT LIABILITIES
    Long-term debt due within twelve months     25,000                  25,000
    Advances from affiliates                    43,308       2,000      45,308
    Payable to affiliates                       17,613                  17,613
    Accounts payable                            31,616                  31,616
    Payables to customers                       24,289                  24,289
    Accrued taxes                               40,054                  40,054
    Accrued interest                            10,618                  10,618
    Other                                       16,732                  16,732
                                             ---------    --------   ---------
                                               209,230       2,000     211,230
                                             ---------    --------   ---------

 DEFERRED CREDITS
    Income taxes                               283,028                 283,028
    Investment tax credits                      46,919                  46,919
    Income tax related regulatory
      liabilities, net                          16,685                  16,685
    Other                                       21,655                  21,655
                                             ---------    --------   ---------
                                               368,287           0     368,287
                                             ---------    --------   ---------
                                            $1,475,749      $2,000  $1,477,749
                                             =========    ========   =========

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1995
 UNAUDITED
 (Thousands)



 ELECTRIC OPERATING REVENUE                          $704,194
                                                     --------

 OPERATING EXPENSES AND TAXES
   Fuel                                               279,560
   Purchased power                                     23,427
   Other operating                                    113,542
   Maintenance                                         40,906
   Depreciation and amortization                       66,390
   Taxes, other than federal income                    30,988
   Federal income taxes                                34,813
                                                     --------
                                                      589,626
                                                     --------
 OPERATING INCOME                                     114,568
                                                     --------
 OTHER INCOME AND DEDUCTIONS
    Allowance for equity funds used during
      construction                                      1,884
    Other                                               2,777
                                                     --------
                                                        4,661
                                                     --------
 INCOME BEFORE INTEREST CHARGES                       119,229
                                                     --------
 INTEREST CHARGES
   Interest on long-term debt                          29,594
   Interest on short-term debt and other                2,962
                                                     --------
                                                       32,556
                                                     --------

 NET INCOME                                            86,673

 PREFERRED STOCK DIVIDENDS                                816
                                                     --------
 NET INCOME FOR COMMON STOCK                          $85,857
                                                     ========

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 1995
 UNAUDITED
 (Thousands)




 RETAINED EARNINGS AT SEPTEMBER 30, 1994             $130,443
 Add: Net income (loss) for common stock               85,857
                                                     --------
                                                      216,300
 Deduct: Common stock dividends                        54,000
                                                     --------
 RETAINED EARNINGS AT SEPTEMBER 30, 1995             $162,300
                                                     ========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS
 SEPTEMBER 30, 1995
 UNAUDITED

                                                          DR         CR
                                                       --------   --------
 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY
   COMPANIES
(Millions)

   Other non-utility investments (Non-Utility Plant
     in Service)                                           1.2
   Other non-utility investments (Notes Receivable)        2.3
      Construction work in process                                    1.5
      Short-term debt                                                 2.0
(To record transaction on consolidated basis)


 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)
(Millions)

   Cash and temporary cash investments                     2.0
      Short-term debt                                                 2.0
(Borrowing by CORP)

   Advances to affiliates                                  2.0
      Cash and temporary cash investments                             2.0
(Money loaned to PSO)



 PUBLIC SERVICE COMPANY OF OKLAHOMA
  (Thousands)

   Cash and temporary cash investments                   2,000
      Advances from Affiliates                                      2,000
(Cash borrowed from CORP)

   Deferred Charges and Other Assets (Non-Utility
     Plant in Service)                                     750
      Construction work in process                                    750
(Convert amount paid to RIKA for development of software previously recorded as an asset into an equity contribution)

   Deferred Charges and Other Assets (Non-Utility Plant
     in Service)                                           450
      Cash and temporary cash investments                             450
(To record a capital contribution to Universal)

   Deferred Charges and Other Assets (Notes Receivable)  2,300
      Construction work in process                                    750
      Cash and temporary cash investments                           1,550
(To record loan to RIKA, distribute cash, and convert previous cash distribution to RIKA, recorded as an asset, into an advance against the loan)



Note: As of September 30, 1995, 1.5 million has been borrowed by CORP, advanced to PSO and spent. PSO recorded the expenditures as an asset pending SEC approval of equity investment.

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES


      There have been no significant changes in the financial statements of Central and South West Corporation and subsidiary companies subsequent to September 30, 1995, other than in the ordinary course of business, except for the SEEBOARD Tender Offer. See CSW Combined Quarterly Report on Form 10-Q for the quarter ended September 30, 1995.

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 CAPITALIZATION RATIOS
 PER BOOKS AND PRO FORMA
 AS OF SEPTEMBER 30, 1995

                                            Common
                                            Stock     Preferred    Long-term
                                            Equity      Stock        Debt
                                           --------    --------    --------
 Central and South West Corporation
   and Subsidiary Companies
   (Consolidated) Per books                  48.9%        5.0%       46.1%

 Central and South West Corporation
   and Subsidiary Companies
   (Consolidated) Pro forma                  48.9%        5.0%       46.1%

 Central and South West Corporation
   (Corporate)
   Per books                                100.0%        0.0%        0.0%

 Central and South West Corporation
   (Corporate)
   Pro forma                                100.0%        0.0%        0.0%

 Public Service Company of Oklahoma
   Per books                                 55.6%        2.2%       42.2%

 Public Service Company of Oklahoma
   Pro forma                                 55.6%        2.2%       42.2%

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




      The notes to consolidated financial statements included in Central and South West Corporation's 1994 Annual Report on Form 10-K are hereby incorporated by reference and made a part of this report.



                                                              Page
                                                           Reference

 1994 Annual Report on Form 10-K                    pages 2-31 through 2-66